UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2014

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Howard Street, San Francisco, CA

94105

(Address of Principal Executive Offices, Including Zip Code)

(415) 278-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Gymboree Corporation (the “Company”) is aware of reports of conflicting information in the market about the Company’s expectations for 2014 Adjusted EBITDA. On May 6, 2014, as a result of a third party error, confidential financial information of the Company, prepared at an earlier time and for different purposes than the 2014 financial guidance provided in the Company’s earnings release, was inadvertently posted in the unrestricted area of Intralinks, a content management website maintained by and for our lenders. The Company reaffirms the guidance for fiscal 2014 provided in its earnings release furnished on Form 8-K to the Securities and Exchange Commission on April 30, 2014.

Non-GAAP Financial Measures

The Company defines "Adjusted EBITDA" as net income (loss) attributable to The Gymboree Corporation before interest (income) expense, income tax expense (benefit), and depreciation and amortization ("EBITDA") adjusted for other items including (gain) or loss on extinguishment of debt, non-cash share-based compensation, loss on disposal/impairment of assets and sponsor management fees and expenses, as well as the impact of purchase accounting adjustments resulting from the Acquisition and other non-recurring or unusual items.

Adjusted EBITDA is a non-GAAP measure but is considered an important supplemental measure of the Company's performance and is believed to be used frequently by securities analysts, investors and other interested parties in the evaluation of similar retail companies. Adjusted EBITDA is not a presentation made in accordance with GAAP and the Company's computation of Adjusted EBITDA may vary from others in the industry. Adjusted EBITDA should not be considered an alternative to operating income or net income, as a measure of operating performance or cash flow, or as a measure of liquidity. Adjusted EBITDA has important limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP.

Note Regarding Forward-Looking Statements

The foregoing statement and our press release incorporated by reference herein includes forward-looking statements, including statements relating to The Gymboree Corporation’s anticipated future financial performance, especially those set forth under the heading “Fiscal 2014 Business Outlook.”  These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning.  Each forward-looking statement contained herein or incorporated by reference is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement.  The Company presently considers the following risks and uncertainties to be important factors that could cause actual results to differ materially from the Company’s expectations: the ongoing volatility in the commodities market for cotton, uncertainties relating to high levels of unemployment and consumer debt, volatility in the financial markets, general economic conditions, the Company’s ability to anticipate and timely respond to changes in trends, consumer preferences and customer reactions to new merchandise and concepts, competitive market conditions, success in meeting the Company's delivery targets, the Company's promotional activity, gross margin achievement, the Company's ability to appropriately manage inventory, effects of future embargos from countries used to source product, the Company’s ability to attract and retain key personnel and other qualified team members, and other factors, including those discussed under “Risk Factors” in “Item 1A, Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2014, filed with the Securities and Exchange Commission (“SEC”) on May 2, 2014.  The Company cautions investors to carefully consider the risks associated with, and not to place considerable reliance on, the forward-looking statements contained or incorporated by reference herein.  The forward-looking statements contained or incorporated herein speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Date: May 7, 2014

	By:	/s/ Evan Price
Name: Evan Price Title: Chief Financial Officer